UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 20, 2005 (January 13, 2005)

The Warnaco Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10857	95-4032739

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 287-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 13, 2005, representatives of The Warnaco Group, Inc. (the “Company”) made a presentation at the 7th Annual ICR XChange investor conference. The presentation was broadcast live over the internet and a replay of the webcast is available on the Company’s website at http://www.warnaco.com. A transcript of the presentation is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K.

The presentation may contain “forward-looking statements” within the meaning of Rule 3b-6 under the Securities Exchange Act of 1934, as amended, Rule 175 under the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties, including general economic conditions affecting the apparel industry, changing fashion trends, pricing pressures which may cause the Company to lower its prices, increases in the prices of raw materials the Company uses, changing international trade regulation and elimination of quotas on imports of textiles and apparel, the Company’s history of losses, the Company’s ability to protect its intellectual property rights, the Company’s dependency on a limited number of customers, the Company’s dependency on the reputation of its brand names, the Company’s exposure to conditions in overseas markets, the competition in the Company’s markets, the comparability of financial statements for periods before and after the Company’s adoption of fresh start accounting, the Company’s history of insufficient disclosure controls and procedures and internal controls and restated financial statements, the Company’s future plans concerning guidance regarding its results of operations, the effect of the settlement with the SEC, the effect of local laws and regulations, shortages of supply of sourced goods or interruptions in the Company’s manufacturing, the Company’s level of debt, the Company’s ability to obtain additional financing, the restrictions on the Company’s operations imposed by its revolving credit facility and the indenture governing the Company’s senior notes and the Company’s ability to service its debt. All statements other than statements of historical fact included in the presentation are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements may contain the words “believe,” “anticipate,” “expect,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases. Forward-looking statements and the Company’s plans and expectations are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, and the Company’s business in general is subject to certain risks that could affect the value of its stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date:	January 20, 2005	By:	/s/ Lawrence R. Rutkowski

Name:	Lawrence R. Rutkowski
Title:	Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Transcript of The Warnaco Group, Inc.’s January 13, 2005 ICR XChange Presentation